                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of Beacon Capital Partners, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

         In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 1st day of November, 2000.

                          AEW CAPITAL MANAGEMENT, L.P.
                          By:  AEW Capital Management, Inc., its general
                               partner

                          By:  /s/ James J. Finnegan
                               -----------------------------
                               Name:  James J. Finnegan
                               Title: Vice President

                          AEW CAPITAL MANAGEMENT, INC.

                          By:  /s/ James J. Finnegan
                               -----------------------------
                               Name:  James J. Finnegan
                               Title: Vice President

                          AEW TSF, Inc.

                          By:  /s/ James J. Finnegan
                               -----------------------------
                               Name:  James J. Finnegan
                               Title: Vice President

                          AEW TSF, L.L.C.
                          By:  AEW TSF, Inc., its managing member

                          By:  /s/ James J. Finnegan
                               -----------------------------
                               Name:  James J. Finnegan
                               Title: Vice President

                          AEW Targeted Securities Fund, L.P.
                          By:  AEW TSF, L.L.C., its general partner

                          By:  AEW TSF, Inc., its managing member

                          By:  /s/ James J. Finnegan
                               -----------------------------
                               Name:  James J. Finnegan
                               Title: Vice President

                          AEW TSF II, L.L.C.
                          By:  AEW TSF, Inc., its managing member

                          By:  /s/ James J. Finnegan
                               -----------------------------
                               Name:  James J. Finnegan
                               Title: Vice President

                          AEW Targeted Securities Fund II, L.P.
                          By:  AEW TSF II, L.L.C., its general partner

                          By:  AEW TSF, Inc., its managing member

                          By:  /s/ James J. Finnegan
                               -----------------------------
                               Name:  James J. Finnegan
                               Title: Vice President

                                  Page 12 of 12